LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2000


Stein Roe Global Utilities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Colonial International Horizons Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *
This Prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *
Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


NOT FDIC         MAY LOSE VALUE
INSURED         NO BANK GUARANTEE

                                TABLE OF CONTENTS


THE TRUST ................................................................   3

THE FUNDS ................................................................   4

Each of these sections discusses the following
topics: Investment Goals, Primary Investment Strategies,
Primary Investment Risks and Performance History
Stein Roe Global Utilities Fund, Variable Series...........................  4
Colonial Small Cap Value Fund, Variable Series.............................  6
Colonial U.S. Growth & Income Fund, Variable Series........................  8
Colonial High Yield Securities Fund, Variable Series.......................  10
Liberty All-Star Equity Fund, Variable Series..............................  13
Colonial International Horizons Fund, Variable Series......................  16
Crabbe Huson Real Estate Investment Fund, Variable Series..................  17

TRUST MANAGEMENT ORGANIZATIONS ............................................  18

The Trustees...............................................................  18
Investment Advisor:  Liberty Advisory Services Corp........................  18
Investment Sub-Advisors and Portfolio Managers.............................  18
Rule 12b-1 Plan............................................................  21

OTHER INVESTMENT STRATEGIES AND RISKS .....................................  22

Structure Risk.............................................................  22
Zero Coupon Bonds..........................................................  22
Convertible Securities.....................................................  22
Derivative Strategies......................................................  22
Temporary Defensive Strategies.............................................  22

FINANCIAL HIGHLIGHTS ......................................................  23

SHAREHOLDER INFORMATION ...................................................  30

Purchases and Redemptions..................................................  30
How the Funds Calculate Net Asset Value....................................  30
Dividends and Distributions................................................  30
Tax Consequences...........................................................  30

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes twelve separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund, and all of the Sub-Advisors are affiliates of LASC. Each Fund has the following Sub-Advisor:


                                 FUND                                                            SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income         Colonial Management Associates, Inc. (Colonial)
           Fund) (formerly Colonial U.S. Stock Fund, Variable Series)
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)
Colonial International Horizons Fund, Variable Series (International Horizons
Fund)

--------------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)          Stein Roe & Farnham Incorporated (Stein Roe)
--------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)              Liberty Asset Management Company (LAMCO)
--------------------------------------------------------------------------------------------------------------------------------
Crabbe Huson Real Estate Investment Fund, Variable Series (Real Estate Fund)      Crabbe Huson Group, Inc. (Crabbe Huson)
--------------------------------------------------------------------------------------------------------------------------------

Other Funds may be added to or deleted from the Trust from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and of VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses.

                                   THE FUNDS

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

INVESTMENT GOALS

The Fund seeks current income and long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions.

Utility company securities are subject to special risks. These securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies are affected by changes in government regulation. In particular, the profitability of utilities may in the future be adversely affected by increased competition resulting from deregulation.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The Fund's return is compared to the Standard & Poor's Utilities Index (S&P Index), an unmanaged index that tracks the performance of domestic utility stocks, and the Morgan Stanley Capital International World Index ND (MSCI Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Utilities Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

[BAR CHART]


1994      -10.27%
1995       35.15%
1996        6.53%
1997       28.75%
1998       18.33%
1999       28.63%


The Fund's year-to-date total return through March 31, 2000 was +8.05%.

For period shown in bar chart:

Best quarter:  4th quarter 1999, +24.73%

Worst quarter: 1st quarter 1994, -8.91%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                             INCEPTION                                  LIFE OF THE
                                               DATE          1 YEAR        5 YEARS         FUND
Fund (%)                                      7/1/93          28.63         23.06          15.04
-----------------------------------------------------------------------------------------------------
MSCI Index (%)                                  N/A           24.93         19.76         16.86(1)
-----------------------------------------------------------------------------------------------------
S&P Index (%)                                   N/A           -8.88         13.66          9.11(1)
-----------------------------------------------------------------------------------------------------
Lipper Average (%)                              N/A           15.40         19.64         12.14(1)


(1)  Performance information is from June 30, 1993.

               COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL

The Fund seeks long-term growth.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in small capitalization stocks of U.S. companies. These are stocks with market capitalizations of less than the market capitalization of the stock in the Russell 2000 Index that has the largest capitalization at the time of purchase. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by the advisor to be investment-grade. In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fact-based quantitative analysis supported by fundamental business and financial analysis.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If Colonial's assessment of a company's prospects is wrong, the price of its stock may not approach the value Colonial has placed on it.

THE FUNDS  Colonial Small Cap Value Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. The Fund's return is compared to the Russell 2000 Index (Russell Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Small Cap-Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR YEAR TOTAL RETURNS

1999         6.34%


The Fund's year-to-date total return through March 31, 2000 was +1.43%.

For period shown in bar chart:

Best quarter: 2nd quarter 1999, +16.78%

Worst quarter: 1st quarter 1999, -13.27%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                             INCEPTION                   LIFE OF THE
                                               DATE          1 YEAR          FUND
Fund (%)                                      5/19/98         6.34          (4.85)
------------------------------------------------------------------------------------
Russell Index (%)                               N/A           21.26          4.01(2)
------------------------------------------------------------------------------------
Lipper Average (%)                              N/A           37.57        12.97 (2)


(2)  Performance information is from April 30, 1998.

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks long-term growth and income.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in large capitalization stocks. These are stocks with market capitalizations of greater than $3 billion at the time of purchase. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities rated investment-grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's Ratings Services or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses quantitative analysis supported by fundamental business and financial analyses.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If Colonial's assessment of a company's prospects is wrong, the price of its stock may not approach the value Colonial has placed on it.

THE FUNDS Colonial U.S. Growth & Income Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The Fund's return is compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of a selection of widely held common stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Growth & Income Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

[BAR CHART]


1995            29.70%
1996            21.84%
1997            32.23%
1998            20.15%
1999            12.00%

The Fund's year-to-date total return through March 31, 2000 was +0.40%.

For period shown in bar chart:

Best quarter:  4th quarter 1998, +21.79%

Worst quarter: 3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                             INCEPTION                                 LIFE OF THE
                                               DATE          1 YEAR       5 YEARS         FUND
Fund (%)                                      7/5/94          12.00        22.97          21.64
---------------------------------------------------------------------------------------------------
S&P Index (%)                                   N/A           21.03        28.54         26.73(3)
---------------------------------------------------------------------------------------------------
Lipper Average (%)                              N/A           14.63        21.86         20.42(3)


(3)  Performance information is from June 30, 1994.

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks current income and total return.


PRIMARY INVESTMENT STRATEGIES

The Fund pursues its investment goals by investing primarily in lower-rated corporate debt securities. These securities have the following ratings:

-        BBB through C by Standard & Poor's Ratings Services;

-        Baa through D by Moody's Investors, Service, Inc.;

-        a comparable rating by another nationally recognized rating service; or

- the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Although the Fund will invest primarily in debt securities, the Fund may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS Colonial High Yield Securities Fund, Variable Series


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

THE FUNDS Colonial High Yield Securities Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total return. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. The Fund's return is compared to the CS First Boston Global High Yield Index (CS Index), an unmanaged index that tracks the performance of high yield bond funds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

1999           1.65%

The Fund's year-to-date total return through March 31, 2000 was -1.36%.

For period shown in bar chart:

Best quarter:  1st quarter 1999, +3.11%

Worst quarter: 3rd quarter 1999, -1.90%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                             INCEPTION       1 YEAR        LIFE OF THE
                                               DATE                           FUND
Fund (%)                                      5/19/98         1.65           (0.59)
---------------------------------------------------------------------------------------
CS Index (%)                                    N/A           3.28            0.06(4)
---------------------------------------------------------------------------------------
Lipper Average (%)                              N/A           4.04           (0.28)(4)


(4)  Performance information is from April 30, 1998.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - J.P. Morgan Investment Management Inc. uses a value approach by investing in companies that are diversified across all sectors and that are undervalued relative to the firm's projected growth rates.

         - Oppenheimer Capital uses a value approach by investing in companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

         - Boston Partners Asset Management, L.P. uses a value approach by investing in companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Westwood Management Corporation uses a growth approach by investing in growth companies selling at reasonable valuations based on the firm's earnings projections which are not yet reflected in consensus estimates.

         - TCW Investment Management Company incorporates secular growth trends and uses a "bottom-up" approach by investing in primarily large-cap companies that have distinct business model advantages.

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - Changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

THE FUNDS Liberty All-Star Equity Fund, Variable Series


LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund and Liberty All-Star Growth & Income Fund, a multi-managed open-ended fund. These funds have the same investment objective and investment program as the Fund, and currently have the same Portfolio Managers. LAMCO expects that these funds will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may not approach the value the Portfolio Managers have placed on it.

THE FUNDS Liberty All-Star Equity Fund, Variable Series


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for 1 year and the life of the Fund. The Fund's return is compared to the Russell 3000 Index (Russell Index), a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS

1998          18.67%
1999           8.47%

The Fund's year-to-date total return through March 31, 2000 was +5.21%.

For the period shown in bar chart:

Best quarter:  4th quarter 1998, +18.67%

Worst quarter: 3rd quarter 1998, -12.05%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1999

                                             INCEPTION       1 YEAR        LIFE OF THE
                                               DATE                           FUND
Fund (%)                                     11/17/97          8.47          13.05
---------------------------------------------------------------------------------------
Russell Index (%)                               N/A          20.90           23.85(5)
---------------------------------------------------------------------------------------
Lipper Average (%)                              N/A          14.63           16.24(5)

(5) Performance information is from October 31, 1997.

              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks long-term growth and preservation of capital purchasing power.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in non-U.S. equity securities which Colonial believes will provide superior long-term growth. Colonial generally selects stocks of companies in industries and markets that it believes will react favorably to inflation in the U.S. economy. Inflation sensitive companies in which the Fund may invest include:

- companies engaged in the development and processing of natural resources, and

-        companies engaged in consumer-oriented businesses.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single company (and hold greater than 10% of outstanding voting securities of any issuer). Therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

Emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

PERFORMANCE HISTORY

Because the Fund has not completed one full calendar year of investment performance, information related to the Fund's performance has not been included in this prospectus.

The Fund's return is compared to the Morgan Stanley Capital International EAFE GDP Index, an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


INVESTMENT GOALS

The Fund seeks to provide growth of capital and current income.


PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 75% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry companies. In managing the Fund, the sub-advisor follows a basic value contrarian approach in selecting securities for its portfolio.

The contrarian approach puts primary emphasis on security price, balance sheet and cash flow analysis and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. The Fund's REIT investments will consist primarily of equity REITs which invest the majority of their assets directly in real estate and derive income primarily from rents.

Other real estate industry companies in which the Fund may invest are companies that derive at least 50% of their revenues or profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its goals. It is possible to lose money by investing in the Fund.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

The Fund may invest in equity real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. REITs are subject to heavy cash flow dependency and default by borrowers. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, and changes in interest rates.

The basic value contrarian approach is based on Crabbe Huson's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. The Fund attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value. If Crabbe Huson's assessment of a company's prospects is wrong, the price of its stock may not approach the value Crabbe Huson has placed on it.


PERFORMANCE HISTORY

Because the Fund has not completed one full calendar year of investment performance, information related to the Fund's performance has not been included in this prospectus.

The Fund's return is compared to the NAREIT Equity Index, an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.

LASC, located at 125 High Street, Boston Massachusetts 02110, is the investment advisor to the Funds. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (LFC). LASC has been an investment advisor since 1993. As of March 31, 2000, LASC managed over $853 million in assets. LASC designates the Trust's Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 1999 fiscal year, the Trust paid LASC management fees at the following annual rates of the average daily net assets of each specified Fund:

             Stein Roe Global Utilities Fund, Variable Series                   0.65%
             Colonial Small Cap Value Fund, Variable Series                     0.80% (1)
             Colonial U.S. Growth & Income Fund, Variable Series                0.80%
             Colonial High Yield Securities Fund, Variable Series               0.60% (2)
             Liberty All-Star Equity Fund, Variable Series                      0.80%
             Colonial International Horizons Fund, Variable Series              0.95% (3)
             Crabbe Huson Real Estate Investment Fund, Variable Series          1.00% (4)

(1) The Small Cap Fund's advisor has voluntarily agreed to waive its management fee and reimburse other expenses so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.00%. As a result the actual management fee paid to the advisor for the 1999 fiscal year was 0.00%.

(2) The High Yield Fund's advisor has voluntarily agreed to waive its management fee and reimburse other expenses so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 0.80%. As a result the actual management fee paid to the advisor for the 1999 fiscal year was 0.12%.

(3) The International Horizons Fund's advisor has voluntarily agreed to waive its management fee and reimburse other expenses so that the total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15%. As a result the actual management fee paid to the advisor for the 1999 fiscal year was 0.00%.

(4) The Real Estate Fund's advisor has voluntarily agreed to waive its management fee and reimburse other expenses so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.20%. As a result the actual management fee paid to the advisor for the 1999 fiscal year was 0.00%.


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly-owned subsidiary of LFC.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Small Cap Fund, U.S. Growth & Income Fund, High Yield Fund and International Horizons Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2000, Colonial managed over $15.7 billion in assets.

TRUST MANAGEMENT ORGANIZATION


LASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

             Colonial Small Cap Value Fund, Variable Series                     0.60%
             Colonial U.S. Growth & Income Fund, Variable Series                0.60%
             Colonial High Yield Securities Fund, Variable Series               0.40%
             Colonial International Horizons Fund, Variable Series              0.75%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

James P. Haynie, a senior vice president of Colonial, has co-managed the Small Cap Fund since 1993.

Michael Rega, a vice president of Colonial, has co-managed the Small Cap Fund since 1996. He was an analyst at Colonial from 1993 to 1996.

Mark Stoeckle has managed the U.S. Growth & Income Fund since December, 1996. Mr. Stoeckle is a senior vice president of Colonial. Prior to joining Colonial in October, 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company from January, 1993 to October, 1996.

Carl C. Ericson has co-managed the High Yield Fund since January, 1999. Mr. Ericson, a senior vice president of Colonial and director of Colonial's Taxable Fixed Income Group, has managed various other Colonial taxable income funds since 1985.

Scott B. Richards, a senior vice president of Colonial, has co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

Charles R. Roberts, a senior vice president of Colonial, has been the lead manager for the International Horizons Fund since March, 2000. Mr. Roberts is also a senior vice president of Newport and Newport Pacific Management, Inc. (Newport Pacific), an affiliate of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International (Sit/Kim) since prior to 1994.

Michael Ellis, a senior vice president of Colonial, has co-managed the International Horizons Fund since March, 2000. Mr. Ellis is also a senior vice president of Newport and Newport Pacific. Prior to joining Newport and Newport Pacific in December, 1996, he was a vice president at Matthews International Capital Management since September, 1991.

Deborah Snee, a Vice President of Colonial and Europe analyst at Colonial, Stein Roe and Newport, has co-managed International Horizons Fund since March, 2000. Prior to working at Newport, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst.

Colonial will use its affiliate, Newport Fund Management, Inc.'s (Newport), trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe. Colonial is part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of March 31, 2000, Stein Roe managed over $20.5 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

Ophelia Barsketis, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since November, 1997. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities, which include managing other Stein Roe funds.

TRUST MANAGEMENT ORGANIZATION


Deborah A. Jansen, a senior vice president and senior research analyst for global and domestic equities and global economic forecasting for Stein Roe, has co-managed the Global Utilities Fund since November, 1997. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities, which include managing other Stein Roe Funds. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as a vice president in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a senior equity research analyst for BancOne Investment Advisers Corporation.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is 600 Atlantic Avenue, 23rd Floor, Boston, Massachusetts 02210. As of March 31, 2000, LAMCO managed over $1.8 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers manage a portion of All-Star Equity Fund's assets:

-        Henry D. Cavanna, Managing Director of J.P. Morgan Investment
         Management, Inc.

-        John Lindenthal, Managing Director of Oppenheimer Capital

- Mark Donovan, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp.

- Glen E. Bickerstaff, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the SEC that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


CRABBE HUSON

Crabbe Huson, an investment advisor since 1980, is the Sub-Advisor of the Real Estate Fund. Crabbe Huson's principal address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. As of March 31, 2000, Crabbe Huson managed over $267 million in assets.

LASC, out of the management fees it receives from the Trust, pays Crabbe Huson a sub-advisory fee at the annual rate of 0.80% of the average daily net assets of the Real Estate Fund.

Michael B. Stokes has managed the Real Estate Fund since its inception in June, 1999. Mr. Stokes joined Crabbe Huson in August, 1996. Prior to joining Crabbe Huson, he was a financial analyst for Salomon Brothers from July, 1994 to June, 1996.

TRUST MANAGEMENT ORGANIZATION


AFFILIATED BROKER/DEALER

Stein Roe and Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


RULE 12b-1 PLAN

The Trust has adopted a plan for and on behalf of the International Horizons Fund and Real Estate Fund in accordance with Rule 12b-1 (Plan) under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of their shares. Under the plan, the Trust pays the distributor a fee of 0.25% of the average daily net assets attributable to the Funds' shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares will cost more than shares that are not subject to a service fee.

                     OTHER INVESTMENT STRATEGIES AND RISKS


The primary investment strategies of each Fund and the associated risks are described above in each Fund's individual description. This section describes other investments a Fund may make and the risks associated with them. In seeking to achieve its goals, each Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Funds' shareholders is not required to modify or change any of the Funds' investment goals or investment strategies.


STRUCTURE RISK

(U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is present in a Fund because of its investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the security. In addition, the potential impact of prepayment on the price of a security may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS

(Global Utilities Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders.


CONVERTIBLE SECURITIES

(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities is the value of the underlying securities will fluctuate.


DERIVATIVE STRATEGIES

Each Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose value depends on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (e.g., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the derivative, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Fund.

TEMPORARY DEFENSIVE STRATEGIES

With the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, (or shorter period if a Fund commenced operations less than five years ago) which run from January 1 to December 31. Certain information reflects financial results for a single Fund share. This information is included in the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, is included in the Funds' annual report. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies. You can request a free annual report by writing Keyport Financial Services Corp. (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                            Years Ended December 31,
                                                            1999        1998        1997          1996          1995
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                   13.76       11.92       10.70         10.50          8.11
---------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                 0.28        0.24        0.46          0.46          0.46
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)
     on investments                                         3.63        1.93        2.62          0.23          2.39
---------------------------------------------------------------------------------------------------------------------
  Total from investment operations                          3.91        2.17        3.08          0.69          2.85
---------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                  (0.23)      (0.21)      (0.48)        (0.49)        (0.46)
---------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                     ---        (0.01)        ---          ---            ---
---------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains on investments      (0.29)      (0.11)      (1.38)         ---            ---
---------------------------------------------------------------------------------------------------------------------
  Total distributions                                      (0.52)      (0.33)      (1.86)        (0.49)        (0.46)
---------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                         17.15       13.76       11.92         10.70         10.50
---------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%)(b)                        28.63       18.33       28.75          6.53         35.15
---------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                      110,150      71,186      54,603        47,907        51,597
---------------------------------------------------------------------------------------------------------------------
  Ratio of  expenses to average net assets (%)(c)           0.77        0.82        0.83          0.81          0.83
---------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%)(c)                              1.91        1.90        3.96          4.36          4.98
---------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                               52           53          89            14            18

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                  Year Ended        Period Ended
                                                                 December 31,       December 31,
                                                                     1999              1998***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ($)                           8.59              10.00
----------------------------------------------------------------------------------------------------
  Net investment income (a)                                          0.02               0.08
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses) on investments          0.52              (1.41)
----------------------------------------------------------------------------------------------------
  Total from investment operations                                   0.54              (1.33)
----------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                           (0.01)             (0.07)
----------------------------------------------------------------------------------------------------
     In excess of net investment income                              ---               (0.01)
----------------------------------------------------------------------------------------------------
  Total distributions                                               (0.01)             (0.08)
----------------------------------------------------------------------------------------------------
  Net asset value, end of year                                       9.12               8.59
----------------------------------------------------------------------------------------------------
  TOTAL RETURN
     Total investment return (%)(b)(c)                               6.34            (13.25)**
----------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                                 3,817              1,782
----------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)(e)                 1.00              1.00*
----------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%) (d)                                      0.23              1.41*
----------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                        74                51**

         *        Annualized.

         **       Not Annualized.

         *** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

         (a) Per share data was calculated using average shares outstanding during the period.

         (b) Total return at net asset value assuming all distributions reinvested.

         (c) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

         (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

         (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 3.66% and 4.32% (annualized), respectively.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                              Years Ended December 31,
                                                          1999          1998           1997         1996           1995
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                 18.79         16.29          14.22        12.36          10.27
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                               0.14          0.16           0.20         0.19           0.21
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains on investments        2.07          3.12           4.37         2.52           2.84
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                        2.21          3.28           4.57         2.71           3.05
--------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                (0.11)        (0.12)         (0.18)       (0.17)         (0.16)
--------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                   ---            ---          (0.01)         ---            ---
--------------------------------------------------------------------------------------------------------------------------
     Dividends from net realized gains on                (1.04)        (0.64)         (2.30)       (0.68)         (0.80)
     investments
--------------------------------------------------------------------------------------------------------------------------
     In excess of net realized gains                      ---          (0.02)         (0.01)         ---            ---
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    (1.15)        (0.78)         (2.50)       (0.85)         (0.96)
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                       19.85         18.79          16.29        14.22          12.36
--------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%) (b)                     12.00         20.15          32.23        21.84          29.70(c)
--------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                  212,355       146,239         96,715       60,855         43,017
--------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)         0.88          0.90           0.94         0.95           1.00(e)
--------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%) (d)                           0.69          0.88           1.19         1.39           1.72(c)
--------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                             101            64             63           77            115

         (a) Per share data was calculated using average shares outstanding during the period.

         (b) Total return at net asset value assuming all distributions reinvested.

         (c) Computed giving effect to Manager's expense limitation undertaking.

         (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

         (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.07%.

FINANCIAL HIGHLIGHTS


COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                           Year Ended        Period Ended
                                                                                          December 31,       December 31,
                                                                                             1999                1998***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                                                     9.31               10.00
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                                                  0.88                0.48
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized losses                                                        (0.72)              (0.74)
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                           0.16               (0.26)
------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                                                   (0.62)              (0.43)
------------------------------------------------------------------------------------------------------------------------------
     In excess of net investment income                                                       ---               (0.00)
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                       (0.62)              (0.43)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                                                           8.85                9.31
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%) (b)(c)                                                      1.65               (2.57)**
------------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                                                        15,358               5,915
------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)(e)                                         0.80                0.80*
------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets (%) (c)(d)                            9.36                7.93*
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                                                 16                  23**

         *        Annualized.

         **       Not Annualized.

         *** For the period from the commencement of operations May 19, 1998 to December 31, 1998.

         (a) Per share data was calculated using average shares outstanding during the period.

         (b) Total return at net asset value assuming all distributions reinvested.

         (c) Computed giving effect to Manager's expense limitation undertaking.

         (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

         (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.28% and 1.84% (annualized), respectively.

FINANCIAL HIGHLIGHTS


LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                Year Ended December 31,        Period Ended
                                                                                               December 31,
                                                                  1999            1998            1997***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year ($)                         11.90           10.07            10.00
--------------------------------------------------------------------------------------------------------------
  Net investment income (a)                                       0.06            0.06             0.01
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains on investments                0.94            1.82             0.07
--------------------------------------------------------------------------------------------------------------
  Total from investment operations                                1.00            1.88             0.08
--------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                        (0.05)          (0.05)           (0.01)
--------------------------------------------------------------------------------------------------------------
     Dividends form net realized gains on investments            (0.38)            ---             ---
--------------------------------------------------------------------------------------------------------------
  Total distributions                                            (0.43)          (0.05)           (0.01)
--------------------------------------------------------------------------------------------------------------
  Net asset value, end of year ($)                               12.47           11.90             10.07
--------------------------------------------------------------------------------------------------------------
  TOTAL RETURN:
     Total investment return (%)(b)                               8.47           18.67(c)        0.80**(c)
--------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000) ($)                             80,095          44,870           22,228
--------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)                 0.95            1.00(e)         1.00*(e)
--------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%) (d)                                   0.47            0.54(c)         0.83*(c)
--------------------------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                      75              70              1**


         *        Annualized.

         **       Not Annualized.

         *** For the period from the commencement of operations November 17, 1997 to December 31, 1997.

         (a) Per share data was calculated using average shares outstanding during the period.

         (b) Total return at net asset value assuming all distributions reinvested.

         (c) Computed giving effect to Manager's expense limitation undertaking.

         (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

         (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.04% and 1.45% (annualized), respectively.

FINANCIAL HIGHLIGHTS


                           COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

                                                                       Period Ended
                                                                       December 31,
                                                                         1999***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ($)                                10.00
--------------------------------------------------------------------------------------------
  Net investment income (a)                                               0.06
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency transactions                                           2.36
--------------------------------------------------------------------------------------------
  Total from investment operations                                        2.42
--------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                                (0.05)
--------------------------------------------------------------------------------------------
     In excess of net investment income                                  (0.06)
--------------------------------------------------------------------------------------------
  Total distributions                                                    (0.11)
--------------------------------------------------------------------------------------------
  Net asset value, end of period ($)                                      12.31
--------------------------------------------------------------------------------------------
  TOTAL RETURN
     Total investment return (%)(b)(c)                                   24.24**
--------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                                     7,707
--------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)(e)                      1.40*
--------------------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%) (d)                                           0.85*
--------------------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                             1**

         *        Annualized.

         **       Not Annualized.

         *** For the period from the commencement of operations June 1, 1999 to December 31, 1999.

         (a) Per share data was calculated using average shares outstanding during the period.

         (b) Total return at net asset value assuming all distributions reinvested.

         (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

         (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

         (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 2.36% (annualized).

FINANCIAL HIGHLIGHTS


            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

                                                                     Period Ended
                                                                      December 31,
                                                                         1999***
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period ($)                               10.00
---------------------------------------------------------------------------------
  Net investment income (a)                                               0.31
---------------------------------------------------------------------------------
  Net realized and unrealized losses on investments                      (1.70)
---------------------------------------------------------------------------------
  Total from investment operations                                       (1.39)
---------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income                                (0.22)
---------------------------------------------------------------------------------
     Return of capital                                                   (0.05)
---------------------------------------------------------------------------------
  Total distributions                                                    (0.27)
---------------------------------------------------------------------------------
  Net asset value, end of period ($)                                      8.34
---------------------------------------------------------------------------------
  TOTAL RETURN
     Total investment return (%)(b)(c)                                  (13.80)**
---------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ($)                                    2,180
---------------------------------------------------------------------------------
  Ratio of expenses to average net assets (%) (d)(e)                      1.45*
---------------------------------------------------------------------------------
  Ratio of net investment income to
     average net assets (%) (d)                                           5.90*
---------------------------------------------------------------------------------
  Portfolio turnover ratio (%)                                            57**

         *        Annualized.

         **       Not Annualized.

         *** For the period from the commencement of operations June 1, 1999 to December 31, 1999.

         (a) Per share data was calculated using average shares outstanding during the period.

         (b) Total return at net asset value assuming all distributions reinvested.

         (c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.

         (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

         (e) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 4.25% (annualized).

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value (NAV) without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE Each share price is its NAV next determined. NAV is the difference between the value of a fund's assets and liabilities divided by the number of shares outstanding. The NAV is determined at the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price of that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the NAV of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS Each Fund intends to declare and distribute, as dividends or capital gain distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund realized during the fiscal year are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.


TAX CONSEQUENCES Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling:

Keyport Financial Services Corp.
125 High Street
Boston, MA 02111
1-800-437-4466

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee by electronic request at the e-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Stein Roe Global Utilities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Colonial International Horizons Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series